Employee Benefits	12 Months Ended
Dec. 31, 2020
Compensation And Retirement Disclosure [Abstract]
Employee Benefits

NOTE 10 – EMPLOYEE BENEFITS

The Company sponsors a contributory 401(k) profit-sharing plan (the “Plan”) covering substantially all employees who meet certain age and service requirements. The Plan permits investment in the Company’s common stock subject to various limitations and provides for discretionary profit sharing and matching contributions. The discretionary profit-sharing contribution is determined annually by the Board of Directors and amounted to 3% in 2020, 2019, and 2018 of each eligible participant’s compensation. Beginning in 2018, the Plan provided for a 100% Company match up to a maximum of 4% of eligible compensation. The Company auto enrolls all eligible new hires into the Plan. Expense under the Plan amounted to approximately $655 thousand, $679 thousand, and $565 thousand for 2020, 2019, and 2018, respectively.